CONFIDENTIAL

THIS SUBSCRIPTION IS EXECUTED IN RELIANCE UPON THE EXEMPTION PROVIDED BY SECTION 4(2) THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND REGULATION D, RULE 506 FOR TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING UNDER THE SECURITIES ACT. THIS OFFERING IS BEING MADE ONLY TO ACCREDITED INVESpTORS.

SUBSCRIPTION FOR SERIES A CONVERTIBLE DEBENTURE

THIS SUBSCRIPTION (this “Subscription”) has been executed by the undersigned (“Purchaser”) in connection with the purchase of a Series A Convertible Debenture in the amount set forth on the signature page of this Subscription (the “Debenture”), due and payable by U.S. Dry Cleaning Corporation, a Delaware corporation (the “Corporation”), in accordance with the terms of Exhibit A. This Subscription will be accepted by the Corporation as part of a private placement consisting of (1) a series of Series A Convertible Debentures (hereinafter referred to collectively as the “Debentures”) having an aggregate, principal amount not to exceed Three Million Nine Hundred Thousand Dollars ($3,900,000), and (2) common stock of the Corporation in the amount of 16,666 shares for every $100,000 of Subscription Funds (defined below) paid. As used herein, the term “Unit” shall mean (1) a Debenture, and (2) 16,666 shares of common stock of the Corporation for every $100,000 of Subscription Funds paid. The offer and sale of the Units being subscribed for pursuant to this Subscription have not been registered under the Securities Act. The offer of the Units and, if this Subscription is accepted by the Corporation, the sale of the Units to Purchaser, is being made in reliance upon Rule 506 of Regulation D, promulgated under Section 4(2) of the Securities Act. (All dollar amounts in this Subscription are expressed in U.S. Dollars).

The undersigned Purchaser is:

NAME: _____________________________

ADDRESS: _____________________________

if applicable, a company organized under the laws of ______________

ARTICLE 1
SUBSCRIPTION

1.1  Purchase of Unit. Purchaser desires to subscribe for and agrees to purchase the Debenture payable to Purchaser on or before twelve months following the date of the note, with no interest, payable according to the terms and conditions set forth in Exhibit A to this Subscription, and the number of shares of common stock within the Unit as set forth on the signature page. The Debenture shall be convertible into shares of the Corporation’s common stock, in accordance with the terms of Exhibit A. The shares of common stock of the Corporation that may be issued upon conversion of the Debenture shall hereinafter be referred to as the “Common Stock.” Upon acceptance of this Subscription, the Corporation shall execute and deliver to Purchaser the Debenture evidencing the indebtedness in the form attached as Exhibit A. The subscription price set forth on the signature page (the “Subscription Funds”) shall be paid by Purchaser by delivery of Purchaser’s check to the Corporation concurrently with the execution of this Subscription. The Corporation shall negotiate Purchaser’s check into an interest bearing account and hold same in escrow until this Subscription is accepted. Purchaser understands the Corporation has the right to reject all or any part of this Subscription in its sole discretion.

1.2  Minimum; Maximum Subscription. For this Subscription to be effective, a minimum dollar amount of no less than $1,000,000 must be raised from the sale of the Units. Until this minimum amount is reached, all funds raised in this Subscription will be held in escrow by the Corporation. Should the minimum amount not be reached in the Offering, all monies will be promptly returned to Purchasers along with accrued interest, if any. The maximum dollar amount which may be raised through this Subscription is $3,000,000.00. The maximum principal amount of all of the Debentures in the aggregate will be $3,900,000. Any offers by Purchasers to participate in this Subscription after the maximum dollar amount is raised will be refused by the Corporation.

1.3  Use of Proceeds. The Units are issued by the Corporation to provide working capital for the Corporation and consummation of the Corporation’s acquisition of other assets and businesses, in the Corporation's sole and absolute discretion.

ARTICLE 2
PURCHASER’S REPRESENTATIONS, WARRANTIES AND CERTIFICATIONS

2.1  Accredited Investor.  Purchaser acknowledges and understands that the offer and sale of the Units has not been registered under the Securities Act of 1933, or the securities laws of any state, and that the Units are being offered and sold to Purchaser by the Corporation under the exemption from registration provided by Rule 506 of Regulation D, promulgated under Section 4(2) of the Securities Act of 1933, and consequently, the Corporation’s issuance of the Units to Purchaser is based on Purchaser’s representation that Purchaser is an “accredited investor” as defined under Regulation D. But for Purchaser qualifying as an “accredited investor,” the Corporation would not issue the Units to Purchaser. Accordingly, Purchaser represents, warrants and certifies to the Corporation that Purchaser is an “accredited investor” under Regulation D of the Securities Act of 1933. The following information is requested to enable the Corporation to make that determination as to Purchaser's investment. Individual Purchasers must answer every question applicable to the Purchaser. The person making the investment decision on behalf of a non-individual investor should answer the applicable questions below as well, unless otherwise indicated. The Purchaser represents and warrants to the Corporation and to its agents and employees that the information provided below is accurate and complete in all respects.

(a)	Name (individuals only): ______________________________________________________

Age (individuals only): ___________________________________________________

Marital Status (individuals only): ___________________________________________

Social Security Number or Taxpayer Identification Number: ________________________

(b)	Home Address (individuals only): _______________________________________________

________________________________________________________________

(c)	Business Name: _____________________________________________________________

Nature of Business: _____________________________________________________

Position/Title: _______________________________________________________

Length of Time in Position: ______________________________________________

Business Address: ____________________________________________________

__________________________________________________________

Business Telephone Number: ___________________________________________

(d)	Send Correspondence to:

Home (individuals only): _____ Business: _______

(e)	In which state does the Purchaser currently:

(1) Maintain primary residence (individuals only)? _______________________________

(2) Maintain secondary residences, if any (individuals only)? _______________________

(3) Vote (individuals only)? ________________________________________________

(4) File income tax returns? ________________________________________________

(5) Maintain a driver's license (individuals only)? ________________________________

(f) List any information the Purchaser believes is relevant in showing that he or she is able to evaluate adequately the risks and merits of this investment or has knowledge and experience in financial or business matters:

(g) Indicate whether the Purchaser has had or currently has a business relationship with the Corporation or any of its officers, directors or controlling persons. Please describe such relationship, if any. Please indicate if there has not been or is not presently such a relationship.

(h) Please check the appropriate description:

(1) I have such knowledge and experience in financial and business matters generally and in securities investments in particular such that I am capable of evaluating the merits and risks of my investment in the Shares and of making an important investment decision, and do not wish to utilize a professional advisor in connection with evaluating the merits and risks of this investment. ____

(2) I do not feel comfortable evaluating the merits and risks of my investment in the Shares and making an important investment decision, and do wish to utilize a professional advisor in connection with evaluating the merits and risks of this transaction. I understand the Corporation may require additional information with respect to my investment advisor and I agree to provide any and all such information. ____

(i) I am an accredited investor within the meaning of Regulation D promulgated under the Act and hereby initial the specific category or categories of accredited investor applicable to the undersigned:

A THROUGH L ARE APPLICABLE TO NON-INDIVIDUALS (Please INITIAL applicable blanks):

A. _____      The Purchaser is a bank as defined in Section 3(a)(2) of the Act acting in its individual or fiduciary capacity.

B. _____       Purchaser is a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act acting in its individual or fiduciary capacity.

C. _____       The Purchaser is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

D. _____     The Purchaser is an insurance company as defined in Section 2(13) of the Act.

E. _____       The Purchaser is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Act.

F. _____       The Purchaser is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

G. _____       The Purchaser is an employee benefit plan within the meaning of Title I of ERISA and (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment advisor, or (ii) the employee benefit plan has total assets over $5,000,000, or (iii) the employee benefit plan is self-directed and its investment decisions are made solely by persons who meet one or more of the criteria set out in this Section 4(j).

H. _____       The Purchaser is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, and such plan has assets in excess of $5,000,000.

I. _____         The Purchaser is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

J. _____       The Purchaser is an organization described in Section 501(c)(3) of the Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units or Common Stock, with total assets in excess of $5,000,000.

K. _____              The Purchaser is a trust with total assets in excess of $5,000,000, that was not formed for the specific purpose of purchasing the Units or Common Stock and whose purchase is directed by a person who has such knowledge and experience in financial and business mattes that he is capable of evaluating the merits and risks of investing in the Corporation.

L. _____   The Purchaser is an entity in which all of the equity owners meet one or more of the criteria set out in this Section 4(j). If no other category applies, a separate questionnaire covering the criteria set forth in this Section 4(j) must be completed by each such equity owner.

M THROUGH P ARE APPLICABLE TO INDIVIDUALS (Please INITIAL applicable blanks):

M. _____    The Purchaser is a director or executive officer of the Corporation.

N. _____       The Purchaser is a natural person and has a net worth, either alone or with the Purchaser's spouse, of more than $1,000,000.

O. _____       The Purchaser is a natural person and had income in excess of $200,000 during each of the previous two years and reasonably expects to have income in excess of $200,000 during the current year.

P. _____   The Purchaser had joint income with Purchaser's spouse in excess of $300,000 during each of the previous two years and reasonably expects to have joint income in excess of $300,000 during the current year.

(j) I DO NOT meet any of the categories listed in subsection (i) above and am therefore NOT an accredited investor within the meaning of Regulation D promulgated under the Act. ____

A Purchaser initialing only certain categories may be required to provide additional information to the Corporation in order to determine whether he meets the suitability standards of the Offering of the Shares.

In furnishing the above information, the Purchaser acknowledges that the Corporation will be relying on it in determining (among other things) whether there are reasonable grounds to believe that the Purchaser qualifies as an accredited investor under Section 4(2) of, and Rule 506 promulgated under, the Act for the purposes of the proposed investment.

2.2  Financial Suitability. Purchaser also represents and warrants to the Corporation that Purchaser:

(a)  if an individual, has the financial ability to bear the economic risk of the investment for an indefinite period of time, has adequate means of providing for Purchaser’s current needs and contingencies and has no need for liquidity in the investment;

(b)  if a fiduciary, the person or entity for whom Purchaser is purchasing the Units is able to bear the substantial economic risk of the investment and can afford a complete loss of such investment;

(c)  has relied on the independent investigation of the Corporation by Purchaser’s own tax and legal advisors, with respect to this Subscription and the nature and effect of any investment in the Units; acknowledges and confirms that the Units were not offered to Purchaser by means of any general solicitation or general advertising by the Corporation or any person acting on its behalf, including, but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or (ii) any seminar or meeting to which Purchaser was invited by any general solicitation or general advertising;

(d)  has received and read in its entirety the Debenture attached as Exhibit A to this Subscription;

(e)  has evaluated the risks of investing in the Corporation;

(f)  has been given the opportunity (i) to ask questions of and receive answers from the Corporation management concerning the business of the Corporation and the terms of the Debenture; and (ii) to obtain additional information necessary to verify the accuracy of the information provided to or received by Purchaser in connection with the evaluation of an investment in the Units and Common Stock; and (iii) has investigated the Corporation’s business, management and financial condition and has been given the opportunity to have access to such other financial and other information about the Corporation and its management as Purchaser has deemed necessary or desirable to reach an informed and knowledgeable decision with respect to the purchase of the Units and Common Stock;

(g)  has a residence address or has a principal place of business at the address set forth below;

(h)  understands that the Corporation has made no representations whatsoever regarding the tax consequences, if any, associated with an investment in the Units; understands that an investment in the Corporation involves certain risks and that Purchaser understands those risks;

(i)  is subscribing solely for Purchaser’s own account, for investment purposes only, and not for the purpose of resale, distribution, subdivision or fractionalization, and no other person has a direct or indirect beneficial interest in the Units has either:

(i)  a preexisting personal relationship or business contacts with the Corporation and/or its officers and directors of a nature and duration such as would enable a reasonably prudent individual to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists, or

(ii)  by reason of Purchaser’s business or financial experience or that of Purchaser’s professional advisers who are unaffiliated with and who are not compensated by the Corporation or any affiliate or selling agent of the Corporation, directly or indirectly, has the capacity to protect Purchaser’s own interest in connection with an investment in the Units; is experienced in evaluating and in other closely-held corporations, is knowledgeable in business and financial matters generally and is capable of evaluating the merits and risks of an investment in the Corporation; and

(j)  affirms that all of the representations, warranties and covenants of Purchaser given by Purchaser to the Corporation in this Subscription and otherwise (i) are true, correct and complete in all respects; (ii) have been made with the intent that they be relied upon by the Corporation in determining Purchaser’s suitability as a purchaser of the Units; and (iii) shall survive Purchaser’s acquisition of the Units.

2.3  No Registration. Purchaser understands, represents, warrants and agrees that the offer and sale of the Units and Common Stock have not been registered under the Securities Act of 1933 or any applicable “Blue Sky” laws and shall not be offered for sale, sold, delivered after sale, pledged, hypothecated, transferred, or subsequently disposed of by Purchaser and must be held indefinitely, unless they are subsequently registered under the Securities Act of 1933 or the Corporation receives an opinion of qualified counsel satisfactory to the Corporation that an exemption from such registration is available. Purchaser understands that any certificate or other instrument evidencing the Units and Common Stock shall bear a conspicuous legend or legends to the foregoing effect. As a result of the above restrictions, Purchaser understands and agrees that the investment in the Units and Common Stock is not liquid and that Purchaser may have to bear the economic risk of purchase for an indefinite period of time.

2.4  Joint and Several. If more than one person is signing this Subscription, each of them makes every representation, warranty and covenant set forth in this Subscription on a joint and several basis.

2.5  Authority. If Purchaser is a partnership, corporation, trust, limited liability company or other entity, Purchaser represents and warrants that the individual signing on behalf of Purchaser has the authority to do so, the entity involved has the legal right and power and all authority and approval to execute and deliver this Subscription and all necessary documents in connection with an investment in the Units and Common Stock. Purchaser represents that it has not been formed for the specific purpose of acquiring the Units or Common Stock.

2.6  Disclosure. Purchaser has received and reviewed the Corporation's public reports filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934 over the last twelve months, including the Corporation's Form 10-KSB for the year ended September 30, 2006.

ARTICLE 3
DEBENTURE AND STOCK CERTIFICATES

3.1  Subject to the accuracy of Purchaser’s representations and warranties set forth above, upon (i) the execution and delivery of this Subscription by Purchaser; (ii) the receipt by the Corporation of the Subscription Funds; and (iii) the acceptance of all or part of the Subscription by the Corporation, the Corporation shall issue the Units to Purchaser representing the subscriptions accepted. Any Subscription Funds not accepted by the Corporation will be refunded to Purchaser by the Corporation’s return of Purchaser’s check. The Debenture and common stock certificates issued to Purchaser shall bear the following legend conditions:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any state, and may not be offered, sold, transferred, pledged, hypothecated or otherwise disposed of except pursuant to (i) an effective registration statement under the Act and any applicable state laws, or valid exception thereto, or (ii) an available exemption to registration under the Act; provided that (a) to the extent applicable, such transfer is in accordance with Rule 144 under the Act (or any similar rule under the Act relating to the disposition of securities), and (b) an opinion of counsel, reasonably satisfactory to counsel to the issuer, that an exemption from registration under the Act and applicable state law, is available.

ARTICLE 4
PURCHASER’S COVENANTS

4.1  No Transfer. Purchaser shall not transfer, assign, pledge, hypothecate, encumber or in any way dispose of the Unit or any right or interest in the Unit, including any Debenture, common stock issued therewith or Common Stock issued upon conversion of the Debenture, whether voluntarily or by operation of law, by gift or otherwise, without complying with the Securities Act and any applicable state securities law.

4.2  Compliance with Securities Act. Each Purchaser shall acknowledge that the Units and Common Stock have not been registered under the Securities Act of 1933 or any other applicable securities laws, by reason of their issuance in a transaction that does not require registration thereunder (based in part on the accuracy of the representations and warranties of the Purchasers contained in the Subscription Agreement), and that the securities must be held indefinitely unless a subsequent disposition is registered as required or is exempt from such registration. Each Purchaser shall acknowledge that the Securities and Exchange Commission currently takes the position that coverage of short sales of shares of the Corporation’s common stock “against the box” prior to the effective date of a Registration Statement for the sale of the Common Stock is a violation of Section 5 of the Securities Act of 1933, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance of the Securities and Exchange Commission. Accordingly, each Purchaser shall agree not to use any of the Common Stock to cover any short sales made prior to the effective date of such a registration statement or the date on which the shares are permitted to be sold under Rule 144, as promulgated by the Securities and Exchange Commission.

4.3  Indemnity and Release. Purchaser hereby agrees to indemnify, defend and hold harmless the Corporation, its officers, directors, employees and agents against any and all loss, liability, claim, damage and expense, including, but not limited to, any and all attorneys fees, costs and expenses incurred in connection with or arising out of the investigation, preparation or defense against any litigation commenced or threatened or any claim whatsoever arising out of or in connection with a breach of any representation or warranty or failure to fulfill any obligation of Purchaser, whether contained in this Subscription or in any other document furnished by Purchaser in connection with the Purchase of the Units

ARTICLE 5
GENERAL PROVISIONS

5.1  Notices. All notices, requests, demands and other communications required or permitted under this Subscription shall be in writing and shall be deemed duly given and received (i) on the date of delivery if personally delivered or if delivered by telegram or facsimile with electronic confirmation of receipt, (ii) on the day specified for delivery if sent by nationally recognized overnight courier service (e.g., UPS, Federal Express, etc.), or (iii) three (3) business days after depositing with the United States Postal Service if mailed by certified mail, postage prepaid, return receipt requested, to the parties at their addresses set forth on the signature page of this Subscription, or such other address as may be designated from time to time in writing by any party to all other parties.

5.2  Effect of Headings, Schedules and Exhibits. The subject headings of the paragraphs of this Subscription are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions. All schedules and exhibits to this Subscription are incorporated into and made part of this Subscription as if set forth in their entirety in this Subscription.

5.3  Amendment and Waiver. No provision of this Subscription may be altered, amended or repealed in whole or in part other than by the written consent of all the parties to this Subscription. No waiver shall be binding unless executed in writing by the party granting the waiver. Neither the failure nor delay on the part of any party to exercise any right, remedy, power, privilege or provision under this Subscription shall operate as a waiver of such right, remedy, power, privilege or provision. Waiver of any right, remedy, power, privilege or provision under this Subscription shall not be deemed or constitute a waiver of any other right, remedy, power, privilege or provision under this Subscription, whether or not similar, nor shall such waiver constitute a continuing waiver.

5.4  Assignment. Neither party shall have the right to assign or delegate any rights or obligations under this Subscription without the prior written consent of the other party.

5.5  Successors and Assigns. Subject to the restrictions on assignment under paragraph 5.4, this Subscription shall be binding upon and inure to the benefit of the parties and their respective heirs, beneficiaries, legal representatives, successors and assigns.

5.6  Governing Law and Venue. This agreement and the Debenture shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law. The Corporation and Purchaser each irrevocably and unconditionally:

(a)  submit to the nonexclusive jurisdiction of the Federal and state courts for the Central District of California and County of Orange, California, respectively, for any legal proceeding arising out of or in connection with this Subscription or the Debenture;

(b)  agree that service of process in any legal proceeding may be effected by mailing a copy thereof by registered or certified mail, postage prepaid, to its address set forth in this Subscription or at such other address as may be provided by the parties for such purpose; and

(c)  waive, to the maximum extent permitted by law, any right it may have to claim or recover in any legal proceeding any special, exemplary, punitive or consequential damages.

5.7  Severability. Each provision of this Subscription is independent, separate and divisible, and in the event any provision of this Subscription is found by the final order of an arbitrator or a court of competent jurisdiction to be invalid, unenforceable or in contravention of any applicable federal or state law or regulation, such provision shall be deemed not to be a part of this Subscription and shall not affect the validity or enforceability of the remaining provisions. Nothing contained in this Subscription shall be construed so as to require the commission of any acts contrary to law, and wherever there is a conflict between any provision of this Subscription and any present or future law or regulation, such provision shall be limited to the extent necessary to make it comply with such law or regulation.

5.8  Further Assurances. The parties shall execute such other and further instruments and documents and shall take such further action as may be reasonably required to implement and carry out this Subscription.

5.9  Entire Agreement. This agreement together with related agreements referred to in this Subscription and executed concurrently with this Subscription represent the entire agreement between the parties with respect to the subject matter set forth in this Subscription and supersede all prior and contemporaneous oral and written agreements, communications, representations, commitments or understandings of the parties.

5.10  Counterparts. This agreement may be executed in any number of counterparts by original or facsimile signature, and each such counterpart shall be deemed to be an original instrument as to the party whose signature appears on such counterpart, and all of which together shall constitute one and the same instrument.

5.11  Time. Time is of the essence under this Subscription.

IN WITNESS WHEREOF, the undersigned has subscribed to this Subscription as of the date set forth below.

[signature begins on next page]

PURCHASER:

Print or Type Name of Purchaser(s)	Date

Signature	SSN or Taxpayer Identification Number

SUBSCRIPTION FUNDS: $___________ PRINCIPAL BALANCE OF DEBENTURE: $__________

COMMON STOCK _______________

Please print or type information below exactly as you wish it to appear in the records of the Corporation:

Name and capacity in which subscription is made:
_______________________________________________________________________________________
_______________________________________________________________________________________

Name of Purchaser’s Spouse and Social Security Number (if applicable):

_______________________________________________________________________________________
Name
_______________________________________________________________________________________
SSN

Residence address of Individual Purchaser:

_______________________________________________________________________________________
Street
_______________________________________________________________________________________
City   State    Zip Code

Telephone Number: _____________________   E-mail ______________________________

Business address, if not an individual or if different from Residence address:
_______________________________________________________________________________________
Street
_______________________________________________________________________________________
City   State    Zip Code

Telephone Number: __________________  E-mail ______________________________

Alternate Address:
_______________________________________________________________________________________
Street
_______________________________________________________________________________________
City   State    Zip Code

Telephone Number: _____________________   E-mail ______________________________

Notices to be sent to: ☐ Residence ☐ Business ☐ Alternate

Acceptance of Subscription

Principal Balance of Debenture to be   U.S. DRY CLEANING CORPORATION
Issued:

$ ____________	By:
Robert Y. Lee
Its:

Date: December _, 2006

Exhibit A

Form Series A Convertible Debenture

SERIES A CONVERTIBLE DEBENTURE

US $________________	Palm Springs, California
December 4, 2006

U.S. Dry Cleaning Corporation, a Delaware corporation (the “Company”), for value received, hereby promises to pay to the order of ______________ (the “Holder”), the sum of ____________________ Dollars ($_____________) plus interest thereon in lawful currency of the United States of America. Payment for all amounts due hereunder shall be made by December 3, 2007 (the “Maturity Date”).

1.  No Interest. No interest shall accrue on the principal balance of this Series A Convertible Debenture (this "Note").

2.  Late Fee. If the principal amount of this Note is not paid in full or converted by Holder pursuant to Section 5 below, on or before the Maturity Date, then the Company shall pay to Holder, in addition to the principal balance hereunder, five percent (5%) of the principal, unpaid balance of this Note on the Maturity Date.

3.  Security Agreement as Security. This Note is secured by, among other things, a Security Agreement of even date herewith (the “Security Agreement”) executed by each of Company and its subsidiaries, as debtor, in favor of an agent of Holder, as secured party, which encumbers all of the assets of the Company (the “Collateral”). The Company will cause each of its current operating subsidiaries (as defined below) to execute the Security Agreements. The “Operating Subsidiaries” are USDCC CVR Merger Sub, LLC, a California limited liability company, and Enivel, Inc. Once this Note has been paid in full, all of the foregoing security interests will be released with respect to the holder hereof.

4.  Prepayment. This Note may be prepaid at any time without penalty upon delivering at least forty-five (45) days advance written notice to Holder.

5.  Conversion into Common Stock.

5.1  Voluntary Conversion. At the Holder’s option, any portion of this Note (including the principal and any accrued interest) may be converted into fully-paid and nonassessable shares of Common Stock of the Company at the Conversion Price specified below.

5.2  Conversion Procedure. At any time prior to the Maturity Date, the Holder may notify the Company in writing that it intends to convert the Note. Such notification shall be accompanied by the original of the Note. The Company shall, as soon as practicable, issue and deliver to the Holder of this Note a certificate in the name of the Holder for the number of shares of the Common Stock to which the Holder of this Note shall be entitled. Such conversion shall be deemed to have been made as of the date of such surrender of the Notes, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

Exhibit A - Page 2

5.3  Mechanics and Effect of Conversion. No fractional shares of capital stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder the amount of outstanding principal and interest that is not so converted. Upon conversion of this Note, the Company shall be forever released from all its obligations and liabilities under this Note, except that the Company shall be obligated to pay the Holder, within ten (10) days after the date of such conversion, any interest accrued and unpaid or unconverted to and including the date of such conversion, and no more.

5.4	Conversion Price.

5.4.1  Definitions. For purposes of this Note, the following terms shall have the meanings set forth below:

(1)  "Common Stock" shall mean the common stock of the Company.

(2)  "Common Stock Equivalents" shall mean Convertible Securities and rights entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock without the payment of any consideration by such holder for such additional shares of Common Stock or Common Stock Equivalents.

(3)  "Conversion Price" shall mean the price, determined pursuant to this Section 5.4, at which shares of Common Stock shall be deliverable upon conversion of this Note.

(4)  "Convertible Securities" shall mean any indebtedness or shares of stock convertible into or exchangeable for Common Stock, including this Note.

(5)  "Current Conversion Price" shall mean the Conversion Price immediately before the occurrence of any event, which, pursuant to this Section 5.4, causes an adjustment to the Conversion Price.

(6)  "Options" shall mean any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

5.4.2  Initial Conversion Price. The initial Conversion Price shall be $3.00 per share of Common Stock. The Conversion Price shall be subject to adjustment from time to time in certain instances as hereinafter provided.

5.4.3  Adjustments to Conversion Price. Subject to 5.4.1(4) below, the Conversion Price in effect from time to time shall be subject to adjustment in certain cases as follows:

(1)  Stock Splits; Dividends; Distributions and Combinations. If the Company at any time or from time to time after the date of this Note fixes a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or Common Stock Equivalents, then, following such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of this Note shall be increased in proportion to such increase in the number of outstanding shares of Common Stock (including for this purpose, Common Stock Equivalents). If the number of shares of Common Stock outstanding at any time after the date of this Note is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of this Note shall be decreased in proportion to such decrease in the number of outstanding shares of Common Stock.

Exhibit A - Page 3

(2)  Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger, sale of the voting stock of the Company or a sale of assets transaction provided for elsewhere in this Section 5.4.3), provision shall be made so that the holder of this Note shall thereafter be entitled to receive upon conversion of this Note the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of the number of shares of Common Stock of the Company which the Holder is then entitled to receive upon conversion of this Note would have been entitled to on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5.4.3 with respect to the rights of the holder of this Note after the recapitalization to the end that the provisions of this Section 5.4.3 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of this Note) shall be applicable after that event in as nearly an equivalent manner as may be practicable.

(3)  Successive Changes. The provisions of this Section shall similarly apply to successive issuances, sales, dividends or other distributions, subdivisions and combinations on or of the Common Stock after the date of this Note.

(4)  No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5.4.3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holder of this Note against impairment.

(5)  Excluded Events. Notwithstanding any other provision in this Section 5.4.3 which is inconsistent with or contrary to the terms of this paragraph (8), the Conversion Price shall not be adjusted by virtue of (a) the issuance of securities in connection with acquisition transactions, (b) the issuance of securities to financial institutions, suppliers or lessors in connection with commercial credit arrangements, equipment financings or similar transactions, or (c) conversion of the Note.

Exhibit A - Page 4

(6)  Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 5.4.3, the Company, at its expense and upon request by the holder of this Note, shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the holder of this Note a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the holder of this Note, furnish or cause to be furnished to such holder a like certificate setting forth (a) such adjustment and readjustment, (b) the Current Conversion Price, and (c) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of this Note.

5.4.4  Business Combination, Merger; Sale of Company. After the date of this Note, in the event of any proposed business combination, consolidation or merger of the Company with or into another corporation (other than a business combination, consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change in, the outstanding shares of Common Stock), in the event of any proposed sale or transfer to another corporation of all or substantially all of the assets of the Company, or in the event of any proposed sale of more than fifty percent (50%) of the voting stock or equity securities of the Company, the holder of this Note may, upon delivery of this Note and election pursuant to Section 5.2. above, have this Note treated for all purposes as if it had been converted into Common Stock on the earlier of (a) the record date, if any, for voting by holders of Common Stock on such event, and (b) the date of such event.

5.5  Reservation of Stock Issuable Upon Conversion. The Company shall ensure that it has at all times available out of its authorized but unissued shares of capital stock a sufficient number of shares of stock so that this Note can be converted into Common Stock, if the Holder elects to do so.

6.  Assignment. The rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. The Holder of this Note may transfer or assign its rights herein, but only in accordance with the Securities Act of 1933, as now or hereinafter amended, and any applicable state securities laws, and by delivering to the Company an opinion of legal counsel, in form and substance reasonably acceptable to the Company, stating that such transfer or assignment complies with the Securities Act of 1933 and applicable state securities laws.

7.  Due on Sale/Encumbrance. The Security Agreement provides in part:

Without the prior written consent of Secured Party, Debtor shall not (a) directly or indirectly sell, transfer, convey, mortgage, pledge, or assign any interest in the Collateral or any part thereof (including any ownership interest in Debtor); or (b) further encumber, alienate, grant a lien or grant any other interest in the Collateral or any part thereof, whether voluntarily or involuntarily.

“[T]ransfer” shall include the sale, transfer, conveyance, mortgage, pledge, or assignment of a legal or beneficial ownership interest in the Collateral. “Transfer” shall not include the leasing or subleasing of any portion of the Collateral, or the sale of Collateral in the ordinary course of business.

Exhibit A - Page 5

8.  Waiver and Amendment. The provisions of this Note may only be amended, waived or modified upon the written consent of the Company and the Holder.

9.  Notices. Any notice required or permitted to be given under this Note shall be in writing and either shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight courier service, or personally delivered to a representative of the receiving party, or sent by telecopy. Notices shall mailed, sent, delivered, addressed as follows or to such other address as a party may designate by proper notice hereunder:

If to the Holder:

Attn.:_____________
Facsimile: __________

with a copy to:

Attn.: ___________
Facsimile: ________

If to the Company:	U.S. Dry Cleaning Corporation
125 E. Tahquitz Canyon, Suite 203
Palm Springs, CA 92262
Attn: Robbie Y. Lee
Facsimile: (310) 226-8553

With a copy to:
Greenburg Traurig
650 Town Center Drive
Suite 1700
Costa Mesa, CA 92626
Attn: John Giovannone
Facsimile: 714-708-6501

Any communication so addressed and mailed shall be deemed to be given on the earliest of (a) when actually delivered, (b) on the first business day after deposit with an overnight courier service, or (c) on the third business day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by, Holder or the Company, as the case may be. If given by telecopy, a notice shall be deemed given and received when the telecopy is transmitted to the party’s telecopy number and confirmation of complete receipt is received by the transmitting party during normal business hours or on the next business day if not confirmed during normal business hours. Any party may designate a change of address by written notice to the other by giving at least ten (10) days prior written notice of such change of address.

Exhibit A - Page 6

10.  No Shareholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company.

11.  Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California; provided, however, that if any California law or laws require or permit the laws of any other jurisdiction to be applied in any proceeding, such California law or laws shall be disregarded with the effect that the remaining laws of the State of California shall nonetheless be applied.

12.  Heading: References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note.

13.  Compliance with Usury Laws. It is the intention of the parties to conform to applicable laws, and all agreements between the Company and Holder, whether now existing or hereafter arising, are hereby expressly limited so that in no event shall the amount paid or agreed to be paid to Holder, or collected by Holder, for the use, forbearance or detention of the money lent hereunder or otherwise, exceed the maximum amount permissible under applicable laws. If under any circumstances fulfillment of any provision hereof or of the Security Agreement or any other security document, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if the Holder shall ever receive an amount deemed interest, by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness and not to the payment of interest, or if such excessive interest exceeds the unpaid principal amount and other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to the Company.

14.  Severability. In case any provision of this Note shall be invalid, illegal, or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties; and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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IN WITNESS WHEREOF, the Company has caused this Note to be issued on the date first written above.

U.S. Dry Cleaning Corporation, a Delaware corporation

By:
Robert Y. Lee
Title: ________________________

Exhibit A - Page 8